     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 2006
                                                REGISTRATION NOS. 333-130508,
                                              333-130508-01, 333-130508-02 AND
                                                                 333-130508-03


===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------


                                AMENDMENT NO. 5
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                              --------------------
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST
                (Issuing Entity in respect of the Certificates)


    AMERICAN EXPRESS             AMERICAN EXPRESS             AMERICAN EXPRESS
 RECEIVABLES FINANCING         RECEIVABLES FINANCING       RECEIVABLES FINANCING
     CORPORATION II             CORPORATION III LLC          CORPORATION IV LLC

                                  (DEPOSITORS)
     (Exact Names of Registrants as Specified in Their Respective Charters)

            DELAWARE                                       DELAWARE                          DELAWARE
(State or Other Jurisdiction of                (State or Other Jurisdiction of    (State or Other Jurisdiction of
         Organization)                                  Organization)                      Organization)
           13-3854638                                     20-0942395                        20-0942445
(I.R.S. Employer Identification                (I.R.S. Employer Identification    (I.R.S. Employer Identification
            Number)                                        Number)                            Number)
   200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1300    4315 SOUTH 2700 WEST, ROOM 1300
       MAIL STOP 01-31-12                             MAIL STOP 02-01-04                MAIL STOP 02-01-58
    NEW YORK, NEW YORK 10285                      SALT LAKE CITY, UTAH 84184        SALT LAKE CITY, UTAH 84184
         (212) 640-2000                                 (801) 945-2030                    (801) 945-2068

   Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrants' Principal Executive Office
                             LOUISE M. PARENT, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            AMERICAN EXPRESS COMPANY
                                200 VESEY STREET
                            NEW YORK, NEW YORK 10285
                                 (212) 640-2000
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                           Copies To:
                    CAROL SCHWARTZ, ESQ.
                       GROUP COUNSEL                          ALAN M. KNOLL, ESQ.
                  AMERICAN EXPRESS COMPANY            ORRICK, HERRINGTON & SUTCLIFFE LLP
                      200 VESEY STREET                         666 FIFTH AVENUE
                  NEW YORK, NEW YORK 10285                 NEW YORK, NEW YORK 10103
                       (212) 640-2000                           (212) 506-5077


   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: FROM TIME TO TIME AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AS DETERMINED BY MARKET CONDITIONS.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. |_|

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. |_|

   If this Form is a registration statement filed pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. |_|

   If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. |_|


                                                  CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
             TITLE OF SECURITIES                                      PROPOSED MAXIMUM      PROPOSED MAXIMUM
              TO BE REGISTERED                    AMOUNT TO BE      AGGREGATE PRICE PER    AGGREGATE OFFERING        AMOUNT OF
                                                REGISTERED(a)(b)       CERTIFICATE(c)           PRICE(c)        REGISTRATION FEE(d)
----------------------------------------------------------------------------------------------------------------------------------
 Certificates...............................     $13,766,850,000            100%            $13,766,850,000        $1,473,052.95
----------------------------------------------------------------------------------------------------------------------------------


(a) With respect to any securities issued with original issue discount, the amount to be registered is calculated based on the initial public offering price thereof.
(b) With respect to any securities denominated in any foreign currency, the amount to be registered shall be the U.S. dollar equivalent thereof based on the prevailing exchange rate at the time such security is first offered.
(c) Estimated solely for the purpose of calculating the registration fee.


(d) Previously paid.


   THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL SUBSEQUENTLY BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

   In accordance with Rule 429 of the General Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus included herein is a combined prospectus which also relates to $6,233,150,000 of unissued Asset Backed Certificates registered under Registration Statement No. 333-113579. A filing fee of $504,307.64 was paid in respect of such unissued Asset Backed Certificates with Registration Statement No. 333-113579.
===============================================================================

                                EXPLANATORY NOTE


   This Pre-Effective Amendment No. 5 to the Registration Statement is being filed solely for the purpose of including (i) as Exhibit 4.8 to the Registration Statement the Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus West LLC and (ii) as Exhibit 4.8.2 to the Registration Statement the Amendment Agreement Number FLL-05-06-MP01-05 between American Express Travel Related Services Company, Inc. and Regulus West LLC. With respect to the Remittance Processing Services Agreement, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission.

                                    PART II



ITEM 16. EXHIBITS.


EXHIBIT
NUMBER                                                   DESCRIPTION
------                                                   -----------

 1.1          Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to Registration No. 333-113579).

 3.1          Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation III
              LLC (incorporated by reference to Exhibit 3.1 to Registration No. 333-113579).

 3.2          Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation IV LLC
              (incorporated by reference to Exhibit 3.2 to Registration No. 333-113579).

 4.1          Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, among
              American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC
              and American Express Receivables Financing Corporation II, as Transferors, American Express Travel Related Services
              Company, Inc., as Servicer, and The Bank of New York, as Trustee and Securities Intermediary.***

 4.2          Form of Series Supplement, including form of Asset Backed Certificate (incorporated by reference to Exhibit 4.2 to
              Registration No. 333-113579).

 4.3          Receivable Purchase Agreement, dated as of May 16, 1996, between American Express Credit Corporation and American
              Express Receivables Financing Corporation II (incorporated by reference to Exhibit 10.1 to Registration Statement No.
              333-67567).

 4.4          Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Centurion Bank and American
              Express Receivables Financing Corporation III LLC (incorporated by reference to Exhibit 4.4 to Registration No. 333-
              113579).

 4.5          Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Bank, FSB and American Express
              Receivables Financing Corporation IV LLC (incorporated by reference to Exhibit 4.5 to Registration No. 333-113579).

 4.6          Supplemental Servicing Agreement, dated as of June 30, 2004, among American Express Travel Related Services Company,
              Inc., American Express Centurion Bank, American Express Bank, FSB, American Express Receivables Financing Corporation
              II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation
              IV LLC.***

 4.7          Form of Subservicing Agreement between American Express Travel Related Services Company, Inc. and Amex Card Services
              Company.***

 4.8          Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus
              West LLC.**

EXHIBIT
NUMBER                                                           DESCRIPTION
------                                                           -----------

4.8.1         Amendment Agreement Number FLL-05-6-MP01-04, dated as of March 22, 2006, between American Express Travel Related
              Services Company, Inc. and Regulus West LLC.***

4.8.2         Amendment Agreement Number FLL-05-6-MP01-05, dated as of March 29, 2006, between American Express Travel Related
              Services Company, Inc. and Regulus West LLC.

  5.1         Opinion of Carol V. Schwartz, Group Counsel to American Express Company, with respect to legality.***

  8.1         Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.***

 23.1         Consent of Carol V. Schwartz, Group Counsel to American Express Company (included in her opinion filed as Exhibit
              5.1).***

 23.2         Consent of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as Exhibit 8.1).***

 24.1         Powers of Attorney of American Express Receivables Financing Corporation II.***

 24.2         Powers of Attorney of American Express Receivables Financing Corporation III LLC.***

 24.3         Powers of Attorney of American Express Receivables Financing Corporation IV LLC.***

---------------


  * to be filed by amendment
 ** Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission


*** previously filed

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on March 30, 2006.


                        AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, acting solely in its capacity as a depositor of American Express Credit Account Master Trust

                        By: /s/ Maureen Ryan
                            -------------------------
                            Name: Maureen Ryan
                            Title:  President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed on March 30, 2006 by the following persons in the capacities indicated.




                        SIGNATURE                             TITLE
                        ---------                             -----


                     /s/ Maureen Ryan                        President and Director
 ---------------------------------------------------------   (Principal Executive Officer)
                       Maureen Ryan


                   /s/ John D. Koslow*                       Vice President and Treasurer and Director
 ---------------------------------------------------------   (Principal Financial Officer and
                      John D. Koslow                         Principal Accounting Officer)


                  /s/ Donald J. Puglisi*                     Director
 ---------------------------------------------------------
                    Donald J. Puglisi


                  *By: /s/ Maureen Ryan
                   Name: Maureen Ryan
                   Title: President
                  ---------------------

*Note: Powers of Attorney appointing Maureen A. Ryan, John D. Koslow and Carol
V. Schwartz, or any of them acting singly, to execute the Registration Statement, any amendments thereto and any registration statement for additional Asset Backed Certificates that is to be effective on filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on behalf of the above-named individuals, were previously filed with the Securities and Exchange Commission.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, Utah, on March 30, 2006.


                          AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, acting solely in its capacity as a depositor of American Express Credit Account Master Trust

                          By: /s/ Scott Godderidge
                              --------------------------
                              Name: Scott Godderidge
                              Title:  Vice President and Treasurer


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed on March 30, 2006 by the following persons in the capacities indicated.




                        SIGNATURE                            TITLE
                        ---------                            -----

                   /s/ Andrea J. Moss*                       President and Director
 ---------------------------------------------------------   (Principal Executive Officer)
                      Andrea J. Moss

                   /s/ Scott Godderidge                      Vice President and Treasurer and Director
 ---------------------------------------------------------   (Principal Financial Officer and
                     Scott Godderidge                        Principal Accounting Officer)

                 /s/ Gregory F. Lavelle*                     Director
 ---------------------------------------------------------
                    Gregory F. Lavelle

                  *By: /s/ Maureen Ryan
                  ---------------------



*Note: Powers of Attorney appointing Maureen A. Ryan and Carol V. Schwartz, or any of them acting singly, to execute the Registration Statement, any amendments thereto and any registration statement for additional Asset Backed Certificates that is to be effective on filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on behalf of the above-named individuals, were previously filed with the Securities and Exchange Commission.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, Utah, on March 30, 2006.


                          AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, acting solely in its capacity as a depositor of American Express Credit Account Master Trust

                          By: /s/ Daniel L. Follett
                              ----------------------------
                              Name: Daniel L. Follett
                              Title:  President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 5 to the Registration Statement has been signed on March 30, 2006 by the following persons in the capacities indicated.




                        SIGNATURE                            TITLE
                        ---------                            -----

                  /s/ Daniel L. Follett                      President
 ---------------------------------------------------------   (Principal Executive Officer)
                    Daniel L. Follett

                   /s/ David T. Draper*                      Vice President and Treasurer
 ---------------------------------------------------------   (Principal Financial Officer and
                     David T. Draper                         Principal Accounting Officer)

                    /s/ Lisa Lambert*                        Director
 ---------------------------------------------------------
                       Lisa Lambert

                   /s/ David L. Yowan*                       Director
 ---------------------------------------------------------
                      David L. Yowan

                   /s/ Ruth K. Lavelle*                      Director
 ---------------------------------------------------------
                     Ruth K. Lavelle

                  *By: /s/ Maureen Ryan
                  ---------------------


*Note: Powers of Attorney appointing Maureen A. Ryan, David L. Yowan and Carol
V. Schwartz, or any of them acting singly, to execute the Registration Statement, any amendments thereto and any registration statement for additional Asset Backed Certificates that is to be effective on filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on behalf of the above-named individuals, were previously filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX



 EXHIBIT
 NUMBER                                                           DESCRIPTION
 ------                                                           -----------

  1.1       Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to Registration Statement No. 333-113579).

  3.1       Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation III LLC
            (incorporated by reference to Exhibit 3.1 to Registration No. 333-113579).

  3.2       Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation IV LLC
            (incorporated by reference to Exhibit 3.2 to Registration No. 333-113579).

  4.1       Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, among
            American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC
            and American Express Receivables Financing Corporation II, as Transferors, American Express Travel Related Services
            Company, Inc., as Servicer, and The Bank of New York, as Trustee and Securities Intermediary.***

  4.2       Form of Series Supplement, including form of Asset Backed Certificate (incorporated by reference to Exhibit 4.2 to
            Registration No. 333-113579).

  4.3       Receivable Purchase Agreement, dated as of May 16, 1996, between American Express Credit Corporation and American
            Express Receivables Financing Corporation II (incorporated by reference to Exhibit 10.1 to Registration Statement No.
            333-67567).

  4.4       Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Centurion Bank and American
            Express Receivables Financing Corporation III LLC (incorporated by reference to Exhibit 4.4 to Registration No. 333-
            113579).

  4.5       Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Bank, FSB and American Express
            Receivables Financing Corporation IV LLC (incorporated by reference to Exhibit 4.5 to Registration No. 333-113579).

  4.6       Supplemental Servicing Agreement, dated as of June 30, 2004, among American Express Travel Related Services Company,
            Inc., American Express Centurion Bank, American Express Bank, FSB, American Express Receivables Financing Corporation
            II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation
            IV LLC.***

  4.7       Form of Subservicing Agreement between American Express Travel Related Services Company, Inc. and Amex Card Services
            Company.***

  4.8       Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus
            West LLC.**

4.8.1       Amendment Agreement Number FLL-05-6-MP01-04, dated as of March 22, 2006, between American Express Travel Related
            Services Company, Inc. and Regulus West LLC.***

                                 EXHIBIT INDEX



 EXHIBIT
 NUMBER                                                           DESCRIPTION
 ------                                                           -----------

4.8.2       Amendment Agreement Number FLL-05-6-MP01-05, dated as of March 29, 2006, between American Express Travel Related
            Services Company, Inc. and Regulus West LLC.

  5.1       Opinion of Carol V. Schwartz, Group Counsel to American Express Company, with respect to legality.***

  8.1       Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.***

 23.1       Consent of Carol V. Schwartz, Group Counsel to American Express Company (included in her opinion filed as Exhibit
            5.1).***

 23.2       Consent of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as Exhibit 8.1).***

 24.1       Powers of Attorney of American Express Receivables Financing Corporation II.***

 24.2       Powers of Attorney of American Express Receivables Financing Corporation III LLC.***

 24.3       Powers of Attorney of American Express Receivables Financing Corporation IV LLC.***

---------------


  * to be filed by amendment
 ** Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission


*** previously filed